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                                                                  Exhibit (g)(6)

                                   SCHEDULE A

                           TO THE CUSTODIAN AGREEMENT
                            BETWEEN STI CLASSIC FUNDS
                               AND SUNTRUST BANK,
                      FORMERLY KNOWN AS TRUST COMPANY BANK

                                      FUNDS

STI Classic Aggressive Growth Stock Fund
STI Classic Balanced Fund
STI Classic Capital Appreciation Fund
STI Classic Core Bond Fund
STI Classic Emerging Growth Stock Fund
STI Classic Florida Tax-Exempt Bond Fund
STI Classic Georgia Tax Exempt Bond Fund
STI Classic High Income Fund
STI Classic High Quality Bond Fund
STI Classic Institutional Cash Management Money Market Fund
STI Classic Institutional U.S. Government Securities Money Market Fund STI Classic Institutional U.S. Treasury Money Market Fund
STI Classic Institutional Municipal Cash Reserve Money Market Fund
STI Classic Institutional Short-Term Bond Fund
STI Classic Intermediate Bond Fund
STI Classic Investment Grade Bond Fund
STI Classic Investment Grade Tax-Exempt Bond Fund
STI Classic Large Cap Relative Value Fund
STI Classic Large Cap Value Equity Fund
STI Classic Life Vision Aggressive Growth Fund
STI Classic Life Vision Conservative Fund
STI Classic Life Vision Growth and Income Fund
STI Classic Life Vision Moderate Growth Fund
STI Classic Life Vision Target Date 2015 Fund
STI Classic Life Vision Target Date 2025 Fund
STI Classic Life Vision Target Date 2035 Fund
STI Classic Limited Duration Fund
STI Classic Limited-Term Federal Mortgage Securities Fund
STI Classic Maryland Municipal Bond Fund
STI Classic Mid-Cap Equity Fund
STI Classic Mid-Cap Value Equity Fund
STI Classic North Carolina Tax-Exempt Bond Fund
STI Classic Prime Quality Money Market Fund
STI Classic Quality Growth Stock Fund
STI Classic Seix High Yield Fund
STI Classic Short-Term Bond Fund

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STI Classic Short-Term U.S. Treasury Securities Fund
STI Classic Small Cap Value Equity Fund
STI Classic Small Cap Growth Equity Fund
STI Classic Small Cap Quantitative Equity Fund
STI Classic Strategic Quantitative Equity Fund
STI Classic Tax-Exempt Money Market Fund
STI Classic Ultra-Short Bond Fund
STI Classic Total Return Bond Fund
STI Classic U.S. Government Securities Fund
STI Classic U.S. Government Securities Money Market Fund
STI Classic U.S. Government Securities Ultra-Short Bond Fund
STI Classic U.S. Treasury Money Market Fund
STI Classic Virginia Intermediate Municipal Bond Fund
STI Classic Virginia Municipal Bond Fund
STI Classic Virginia Tax-Free Money Market Fund

Dated: January 6, 2006